U.S. GLOBAL INVESTORS FUNDS

Global Resources Fund (the “Fund”)

Supplement dated May 24, 2024 to the Prospectus dated May 1, 2024, as supplemented

IMPORTANT NOTICE REGARDING APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT, INCLUDING
ELIMINATION OF PERFORMANCE (FULCRUM) FEE ARRANGEMENT

As previously communicated to shareholders through supplements dated December 19, 2023 and April 12, 2024, and through the Fund’s proxy statement dated January 11, 2024, the Board of Trustees (“Board”) of U.S. Global Investors Funds (the “Trust”), recently approved an amendment to the investment advisory agreement between U.S. Global Investors, Inc. (the “Adviser”) and the Trust, on behalf of the Fund, that eliminated the performance-based adjustment applicable to the Fund’s advisory fee structure, or “fulcrum fee” (the “Performance Adjustment”), subject to the approval of the Fund’s shareholders.

At a special meeting of shareholders of the Fund held on May 24, 2024, the shareholders of the Fund approved the elimination of the Performance Adjustment, effective June 1, 2024.

The Adviser has agreed to phase in the removal of the Performance Adjustment such that, until 12 months after the elimination of the Performance Adjustment was approved (such phase in currently expected until May 31, 2025), the Fund will pay advisory fees equal to the lesser of the base rate fee or the fee as determined with the Performance Adjustment. In particular, during this phase in period, the advisory fee rate may be adjusted downward if the Fund’s cumulative performance falls below the performance of its designated benchmark index by 5% or more but would not be correspondingly adjusted upward.

In addition, the Adviser’s expense limitation arrangements with the Fund became contractual in nature in conjunction with the shareholders’ approval of the elimination of the Performance Adjustment.

As a result of the foregoing, the Fund’s Prospectus is hereby supplemented as follows:

1.	The sections entitled “Fees and Expenses of the Fund” and “Example” for the Global Resources Fund, on page 16 of the Fund’s Prospectus, are deleted in their entirety and replaced with the following:

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. These fees are paid directly from your investment. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tales and examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee(1)	0.67%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.77%
Total annual fund operating expenses	1.69%
Expense waiver(2)	(0.22)%
Total annual expenses after reimbursements	1.47%

(1)	The management fee is presented as of the Fund’s fiscal year ended December 31, 2023, and reflects performance adjustments applied during the period. The management fee paid to U.S. Global Investors, Inc. (the “Adviser”) was previously subject to an upward or downward adjustment depending upon the performance of the fund relative to its designated benchmark index, the S&P Global Natural Resources Index (Net Total Return) over a 12-month rolling period (the “performance adjustment”). This performance adjustment began to be phased out on June 1, 2024, and will cease on June 1, 2025. In the phase-out period, performance can only be adjusted downward. If the fund’s cumulative performance falls below the S&P Global Natural Resources Index (Net Total Return) by 5% or more, the base advisory fee of 0.95% will be decreased by 0.25%. Therefore, the fund’s management fee will range from a minimum of 0.70% (in the event that the performance of the fund lags the S&P Global Natural Resources Index (Net Total Return)) to a maximum of 0.95% (in the event that the performance of the fund lags the S&P Global Natural Resources Index (Net Total Return) by less than5% or exceeds the S&P Global Natural Resources Index (Net Total Return)).
(2)	The Adviser has contractually limited the total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) to not exceed 1.75% for the Global Resources Fund on an annualized basis through April 30, 2025 (the “Expense Cap”). The Expense Cap may not be changed or terminated during this period without approval of the fund’s Board of Trustees. The Adviser’s obligations under the Expense Cap are applied prior to any performance adjustments to the management fee.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$150	$511	$897	$1,979

2.	The sub-section entitled “Investment Adviser” within the section entitled “Fund Management,” beginning on page 40 of the Fund’s Prospectus, is hereby deleted in its entirety and replaced with the following:

Investment Adviser

U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the business affairs of U.S. Global Investors Funds (Trust). The Adviser was organized in 1968. Each fund will pay the following percentages of its average net assets to the Adviser for advisory services:

	Base Advisory Fee	Benchmark	Hurdle Rate	Base Advisory Fee Range With Performance Fee Adjustment
Global Luxury Goods Fund	1.00%	S&P Composite 1500 Index	-5%	0.75% - 1.00%
Gold and Precious Metals Fund	0.90%	FTSE Gold Mines Index	-5%	0.65% - 0.90%
World Precious Minerals Fund	1.00%	NYSE Arca Gold Miners Index	-5%	0.75% - 1.00%
Global Resources Fund	0.95%	S&P Global Natural Resources Index (Net Total Return)	-5%	0.70% - 0.95%
Near-Term Tax Free Fund	0.50%	n/a		0.50%
U.S. Government Securities Ultra-Short Bond Fund	0.50%	n/a		0.50%

The funds are subject to a performance fee. A performance fee, or fulcrum fee, is typically designed to reward the Adviser for fund performance that exceeds a fund’s designated benchmark or penalize the Adviser for fund performance which is lower than a fund’s designated benchmark. A fund’s cumulative performance is compared to that of its designated benchmark over a 12-month rolling period. If a fund’s cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%. When the difference between a fund’s performance and the performance of its designated benchmark is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. This is often referred to as the null zone. If a fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of its designated benchmark, the base advisory fee for the fund will be increased by 0.25%.

At a special meeting of shareholders of the World Precious Minerals Fund held on March 8, 2024, the shareholders of the World Precious Minerals Fund approved the elimination of the performance adjustment, effective April 1, 2024. At a special meeting of the shareholders of the Global Luxury Goods Fund and Gold and Precious Metals Fund held on March 28, 2024, the shareholders of the Global Luxury Goods Fund and Gold and Precious Metals Fund each approved the elimination of the performance adjustment, effective April 1, 2024. At a special meeting of the shareholders of Global Resources Fund held on May 24, 2024, the shareholders of the Global Resources Fund approved the elimination of the performance adjustment, effective June 1, 2024. The Adviser has agreed to phase in the removal of the performance adjustment such that, until 12 months after the elimination of the performance adjustment was approved (such phase in currently expected until March 31, 2025 with respect to World Precious Minerals Fund, Global Luxury Goods Fund, and Gold and Precious Metals Fund, and until May 31, 2025 with respect to Global Resources Fund), each Fund will pay advisory fees equal to the lesser of the base rate fee or the fee as determined with the performance adjustment. In particular, during this phase in period, the advisory fee rate may be adjusted downward if a Fund’s cumulative performance falls below the performance of its designated benchmark index by 5% or more but would not be correspondingly adjusted upward.

The chart reflects the minimum and maximum advisory fee applicable to each fund. See each fund’s fee table for the aggregate fee paid to the adviser as a percentage of net assets for the most recent fiscal year. Certain funds are subject to breakpoints in the advisory fee. Please see the funds’ SAI for more information on the breakpoints. The performance will be calculated based on the Investor Class shares of the fund.

The Adviser or its affiliates may pay compensation, out of profits derived from the Adviser’s management fee and not as an additional charge to the funds, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). These payments are in addition to any record keeping or sub-transfer agency fees, which may be payable by the funds, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the funds on preferred or recommended sales lists, mutual fund “supermarket” upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the funds available to its customers and may allow the funds greater access to the financial institution’s customers.

A discussion regarding the basis for the board of trustees’ approval of the investment advisory contract of the funds is available in the funds’ annual report to shareholders covering the period of January 1 to December 31, 2023.

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For more information, please contact a Fund customer service representative toll free at 1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.